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                         SUPPLEMENT DATED APRIL 8, 1998
                             TO THE PROSPECTUSES OF
                     FRANKLIN BALANCE SHEET INVESTMENT FUND
                          FRANKLIN MICROCAP VALUE FUND
                               DATED MARCH 1, 1998

The prospectus is amended as follows:

The section "Who Manages the Fund? - Management Team" is replaced in its entirety with the following:

Management Team. The team responsible for the day-to-day management of the Fund's portfolio is: Bruce C. Baughman, William J. Lippman, and Margaret McGee since the fund's inception and Gerard P. Sullivan since March, 1998.

Bruce C. Baughman
Vice President of Advisory Services

Mr. Baughman holds a Master of Science degree in Accounting from New York University and a Bachelor of Arts degree from Stanford University. He has been with the Franklin Templeton Group since 1988.

William J. Lippman
President of Advisory Services

Mr. Lippman holds a Master of Business Administration degree from New York University and a Bachelor of Business Administration degree from City College New York. Mr. Lippman has been in the securities industry for over 30 years and with the Franklin Templeton Group since 1988.

Gerard P. Sullivan
Portfolio Manager of Advisory Services

Mr. Sullivan holds a Master of Business Administration degree in Finance and Accounting from the Columbia Graduate School of Business and a Bachelor of Arts degree in Political Science from Columbia University. He has been with the Franklin Templeton Group since March 1998. Previously, he was a Portfolio Manager for SunAmerica Asset Management from February 1995 to February 1998 and a Portfolio Manager for Texas Commerce Investment Management & Co. from July 1993 to February 1995.

Margaret McGee
Vice President of Advisory Services

Ms. McGee holds a Bachelor of Arts degree in Business Administration from William Paterson University. She has been in the securities industry since 1985 and with the Franklin Templeton Group since 1988.